UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 16, 2008
                                                          --------------


                         THE BEAR STEARNS COMPANIES INC.
                         -------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                 File No. 1-8989                 13-3286161
        --------                 ---------------                 ----------
    (State or other          (Commission File Number)          (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                Number)


            383 Madison Avenue, New York, New York       10179
           ------------------------------------------------------
           (Address of principal executive offices)    (zip code)


       Registrant's telephone number, including area code: (212) 272-2000
                                                           --------------


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

      On March 16, 2008, the Board of Directors of The Bear Stearns Companies Inc. (the "Company") approved an amendment to the By-laws of the Company adding a new Article 14, effective immediately (the "Amendment"). The purpose of the Amendment is to provide that in connection with any indemnification as set forth in Article VIII of the Company's Certification of Incorporation, expenses, including attorneys' fees, incurred by the person entitled to indemnification in defending any such action, suit or proceeding shall be paid or reimbursed by the Company promptly upon demand by such person.

      A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01  Other Events.

      On March 14, 2008, the Company issued a press release announcing that it reached an agreement with JPMorgan Chase & Co. ("JPMorgan Chase") to provide a secured loan facility for an initial period of up to 28 days allowing the Company to access liquidity as needed. Bear Stearns also announced that it is talking with JPMorgan Chase regarding permanent financing or other alternatives.

      A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and by this reference incorporated herein and made a part hereof.

      On March 16, 2008, JPMorgan Chase announced that it had entered into an Agreement and Plan of Merger, dated March 16, 2008 (the "Merger Agreement"), with the Company. The Merger Agreement has been approved by the Boards of Directors of the Company and JPMorgan Chase and is subject to customary closing conditions, including regulatory and Bear Stearns stockholder approvals.

      In response to a question in an interview on March 12, 2008 conducted by CNBC, Alan D. Schwartz, Chief Executive Officer and President of the Company, stated that he is "comfortable" with the range of earnings estimates expressed by analysts for the Company's first quarter ended February 29, 2008. During a conference call hosted by the Company on March 14, 2008, Mr. Schwartz confirmed his statement concerning the range of earnings estimates expressed by analysts for the Company's first quarter ended February 29, 2008.

      Forward-Looking Statements

      Certain statements contained in this Form 8-K are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties, which could cause actual results to differ materially from those discussed in the forward-looking statements. For a discussion of the risks and uncertainties that may affect the Company's future results, please see "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended November 30, 2007, "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Management" in the Company's 2007 Annual Report to Stockholders and similar sections of the Company's quarterly reports on Form 10-Q, which have been filed with the Securities and Exchange Commission.

      Additional Information

      In connection with the proposed merger, JPMorgan Chase & Co. will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Bear Stearns that also constitutes a prospectus of JPMorgan Chase. Bear Stearns will mail the proxy statement/prospectus to its stockholders. JPMorgan Chase and Bear Stearns urge investors and security holders to read the proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain these documents, free of charge, from Bear Stearns' website (www.bearstearns.com) under the heading "Investor Relations" and then under the tab "SEC Filings." You may also obtain these documents, free of charge, from JPMorgan Chase's website (www.jpmorganchase.com) under the tab "Investor Relations" and then under the heading "Financial Information" then under the item "SEC Filings". You may also obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov).

      Bear Stearns, JPMorgan Chase and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Bear Stearns stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Bear Stearns stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Bear Stearns' executive officers and directors in its definitive proxy statement filed with the SEC on March 27, 2007. You can find information about JPMorgan Chase's executive officers and directors in its definitive proxy statement filed with the SEC on March 30, 2007. You can obtain free copies of these documents from JPMorgan Chase and Bear Stearns using the contact information above.

      This information shall be considered "filed" for purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.   Description
-----------   -----------

3.1           Amendment to By-Laws.

99.1          Press Release, dated March 14, 2008.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        THE BEAR STEARNS COMPANIES INC.




                                     By:  /s/ Jeffrey M. Farber
                                        --------------------------------------
                                          Jeffrey M. Farber
                                          Controller
                                          (Principal Accounting Officer)


Dated:      March 19, 2008

                         THE BEAR STEARNS COMPANIES INC.

                                    FORM 8-K

                                 CURRENT REPORT

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.     Description
-----------     -----------

3.1             Amendment to By-Laws.

99.1            Press Release, dated March 14, 2008.